Putnam
Municipal
Opportunities
Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

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[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Fellow Shareholder:

We are pleased to report that Putnam Municipal Opportunities Trust closed its fiscal year on April 30, 2003, showing a solid gain, though it came in somewhat below its benchmark index and the average for its Lipper peer group. Details are on page 8.

A number of factors combined to bolster the municipal-bond market during the fiscal year's first half as safety-conscious investors continued to seek refuge in the fixed-income markets. During the second half, however, the environment became somewhat more volatile as investor interest faded in the wake of a significant decline in tax revenues and subsequent downgrades in credit quality. In the following report, your fund's managers provide a discussion of how this situation affected the fund's performance and how they view prospects in the months ahead.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your continued confidence in Putnam. We believe that those who ride out the current turbulence will be rewarded for their patience over the long term.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 18, 2003



Report from Fund Management

Fund highlights

* Putnam Municipal Opportunities Trust's total return for the fiscal year ended April 30, 2003, was 7.35% at net asset value. Based on the market price of shares, the fund returned 7.35% for the period.

* Due to its higher exposure to certain industrial development bonds, the fund's returns lagged its benchmark, the Lehman Municipal Bond Index, which returned 8.50% for the period.

* For the same reason, the fund underperformed the average for its Lipper category, Closed-End General Municipal Debt Funds (Leveraged), which was 10.27% for the period.

* Effective as of the March payment, the fund's monthly dividend was increased to $0.0795 per share. (See page 6 for details.)

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The overall decline in interest rates during the 12 months ended April 30, 2003, drove bond prices up and contributed to the fund's positive results. The fund also benefited when some of its holdings were pre-refunded (see page 5). However, higher-quality bonds were in greater demand during the uncertain market environment of the past fiscal year. Because the fund invests a portion of assets in lower-quality, higher-yielding municipal bonds, it trailed the Lehman benchmark, which is composed entirely of investment-grade securities.

Another factor that detracted from performance relative to its benchmark and Lipper peer group was the fund's exposure to certain types of industrial development bonds (IDBs). Although issued by municipalities, IDBs are backed by the credit of private companies and their prices tend to reflect perceptions of these companies and the industries in which they operate. A relatively small position in airline-backed IDBs was affected by the industry's struggles and detracted from competitive performance.


FUND PROFILE

The fund seeks to provide high current income free from federal income tax consistent with the preservation of capital, by investing in investment-grade and some below-investment-grade municipal bonds. The fund may be appropriate for investors seeking tax-free income and who are willing to accept a moderate degree of risk.


Market overview

The first half of the fiscal year was generally positive for the municipal-bond market. In an environment marked by earnings disappointments, economic weakness, and numerous allegations of corporate malfeasance, investors sought the relative safety of high-quality bonds. Increased demand for bonds pushed their prices higher, and some of your fund's holdings benefited.

In the fiscal second half, however, several factors tempered municipal-bond performance, including significant declines in tax revenues and subsequent downgrades in municipalities' credit quality. Difficulties in two sectors dampened the performance of industrial development bonds (IDBs), which are issued by municipalities but backed by the credit of companies. Notably, the fund's airline IDBs suffered as United Airlines followed US Airways into bankruptcy. In late April, American Airlines narrowly avoided a similar fate. The electric power sector was under pressure, affecting performance of IDBs there as well. Lastly, over $320 billion in municipal bonds was issued in 2002, an all-time record. The $12 billion California Department of Water Resources' bond issue was the largest individual issue ever brought to market. New tobacco settlement bonds further boosted supply. (For a discussion of these bonds, see page 4). Supply has continued to swell in 2003. These factors had a dampening effect on municipal-bond prices. The municipal sector underperformed, relative to Treasuries, in the annual period.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 months ended 4/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index                                              8.50%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable U.S. bonds)                        10.47%
-------------------------------------------------------------------------------
Lehman Government Bond Index (taxable U.S. government bonds)            11.28%
-------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index (taxable U.S.
low-grade bonds)                                                        11.25%

-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad market)                                          -13.31%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (growth stocks)                             -14.35%
-------------------------------------------------------------------------------
Russell 1000 Value Index (value stocks)                               -13.01%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/03.
-------------------------------------------------------------------------------

Strategy overview

We positioned the portfolio more defensively in advance of the October sell-off, but subsequently moved closer to a neutral stance by extending the fund's duration. (Duration is a measure of sensitivity to interest-rate changes. A fund with a longer duration is more sensitive to changes in rates, whether up or down.)

During the period, falling interest rates prompted municipal-bond issuers to refinance outstanding debt. As older, higher-yielding bonds were called out of the market or matured, we sought new holdings that would provide the most attractive income stream relative to the level of risk. At the same time, we worked to increase the fund's diversification, by industry sector, maturity, issuer, quality, and industry, as well as geographically. Some of the changes resulting from our efforts include an increased position in New York and California municipal bonds, which we feel offer excellent value at present, and a reduced exposure to tobacco settlement bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED
                                      as of      as of
                                     10/31/02   4/30/03

Health care                           24.6%      18.5%

Utilities                              8.1%      15.9%

Housing                               10.5%       9.3%

Transportation                        11.5%       8.1%

Water and sewer                        9.7%       7.2%

Footnote reads:
Based on portfolio market value as of 4/30/03. Holdings will vary over time.


How key holdings and allocations affected performance

This fund's exposure to lower-quality, higher-yielding bonds put it at a competitive disadvantage during the 12 months ended April 30, 2003, as investors sought relative safety in high-quality issues. In particular, the fund's performance was hurt by its exposure to industrial development bonds
(IDBs) backed by airline companies. Prices of IDBs are affected by investor perception of the company backing the bonds. Troubles in the airline industry have had negative repercussions on the municipal markets ever since the terrorist attacks of September 11, 2001, when passenger counts plummeted. The sluggish economy subsequently curtailed business travel, while high jet-fuel prices increased costs. Finally, the war in Iraq and (most recently) concern about SARS put up another barrier in the industry's efforts to recover. Although airline IDBs accounted for a little over 2% of your fund's assets as of the end of April, they have been the worst-performing group in the portfolio.

The value of the fund's United Airlines IDBs fell sharply when United was forced into bankruptcy in December. Although American Airlines has recently avoided bankruptcy, the fund's holdings in this airline's IDBs have been volatile in the past four months. In fact, the majority of the fund's IDBs are backed by two of the nation's strongest carriers -- Northwest and Delta -- but they, too, succumbed to negative pressure affecting the entire industry. Recently, however, we have been encouraged by the labor/management negotiations that enabled American Airlines to stay in business. Their success may show the way for a turnaround for the industry as a whole once the economy recovers.

In the meantime, we have been diversifying the portfolio, taking advantage of some of the wealth of new issues that have come to market. One example was the California Department of Water Resources bonds -- the largest single issue in municipal issuance history. We purchased two intermediate bonds: $2 million of the uninsured bonds with a 6% coupon, maturing in 2015, rated A3 by Moody's and BBB+ by Standard & Poor's; and $2 million of the insured bonds with a 5.5% coupon, maturing in 2016. The latter are rated Aaa because of their insurance feature. These new positions satisfy several of our current selection criteria -- expanding diversification by issuer, quality, and maturity -- and they have performed well to date.

Tobacco settlement bonds are issued by municipalities and secured by the settlement from class-action lawsuits against the tobacco industry. The fund has had what we regard as a modest exposure to these bonds, reflecting our concern that their income stream could be disrupted by financial weakness in the tobacco companies providing the settlement money. We decided against purchasing any of the recently-issued Golden State bonds issued by the state of California and in February we sold some Wisconsin tobacco settlement bonds to further reduce the fund's exposure to this sector. We felt there were enough other, attractive municipal offerings on the horizon. The recent price weakness in tobacco settlement bonds has reinforced the prudence of our decisions.

The pre-refunding of two bond holdings contributed positively to fund performance. When a bond is pre-refunded, a new bond is issued to decrease the outstanding debt, with the proceeds typically invested in U.S. Treasury securities, enhancing credit quality. Investors continue to receive interest at the original coupon rate, typically until the next call date, which makes the bond's effective maturity that much shorter. In December, one of the fund's largest holdings, District of Columbia General Obligations bonds (GOs), with a coupon of 6% and rated Baa1/BBB+, was pre-refunded and the bonds increased in value to reflect their improved credit quality due to collateralization in U.S. government securities and shorter maturity. (GOs are backed by the taxes levied by the issuing municipality.) Another fund holding, Jefferson County Alabama Sewer Authority bonds, with a coupon of 5.75%, was also pre-refunded. However, since these bonds were already high quality by virtue of a bond insurance policy, the positive impact on the bonds' market price was a bit less.

Three recent purchases are also noteworthy because they are non-callable, insured bonds that broadened the fund's diversification by state, coupon, quality, and industry. Non-callable bonds offer investors opportunities for interest payments that cannot be interrupted by redemption before the maturity date. We recently purchased $4 million of the Delaware Valley Regional Finance Authority bonds with a 5.5% coupon due in 2028; $3 million of Metropolitan Pier and Exposition Authority, Illinois bonds with a coupon of 7% due in 2026; and $2 million of Georgia Local Governments COPs with a coupon of 4.75% maturing in 2028. All three of the issues we purchased are both insured and non-callable.

[GRAPHIC OMITTED pie chart QUALITY DIVERSIFICATION]

QUALITY DIVERSIFICATION

Aaa/AAA       (47.1%)
Aa/AA          (8.2%)
A             (14.1%)
Baa/BBB       (19.6%)
BB/Ba          (6.8%)
B              (2.9%)
VMIG1          (0.6%)
Other          (0.7%)

Footnote reads:
As a percentage of market value as of 4/30/03. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

As interest on the fund's bonds accrue during the year we try to set level payments that approximate income -- both actual and projected -- to provide shareholders with a relatively stable income stream. Based on our most recent projections, the fund's dividend was raised to $0.0795 per share in March. Please bear in mind that future dividends cannot be assured.

The fund's management team

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. Team members are David Hamlin (Portfolio Leader), Joyce Dragone, Paul Drury, Jerome Jacobs, Susan McCormack, and Richard Wyke.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal-bond market is cautiously optimistic. Fear of war has subsided. The focus is now on rebuilding Iraq and addressing economic concerns on the home front. While much remains to be answered, the level of uncertainty in the world seems to have eased. We expect business activity to accelerate slowly and with continued volatility. Although the tax-free marketplace is certainly not immune to the forces that buffet other markets, it has historically been less volatile. We believe municipal bonds should perform well relative to other fixed-income sectors as some measure of calm returns to financial markets.

We believe that municipal budgets will continue to face meaningful pressures in the months ahead. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery by six to nine months, so we expect municipal credit quality to remain fragile for some time to come. Currently, municipal-bond yields remain high relative to yields on taxable issues. In time, we expect that relationship to revert to a normal range. In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics and we have positioned your fund to seek to take advantage of the market's potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.



Performance summary

This section provides information about your fund's performance during its fiscal year, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/03
-------------------------------------------------------------------------------
                                                                 Lipper Closed-
                                                    Lehman          End General
                                                 Municipal       Municipal Debt
                                                      Bond    Funds (Leveraged)
                     NAV  Market price               Index    category average*
-------------------------------------------------------------------------------
1 year              7.35%         7.35%               8.50%              10.27%
-------------------------------------------------------------------------------
5 years            30.22         27.36               35.78               35.05
-------------------------------------------------------------------------------
Annual average      5.42          4.96                6.31                6.18
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)    84.01         65.95               85.08               85.62
-------------------------------------------------------------------------------
Annual average      6.34          5.24                6.41                6.42
-------------------------------------------------------------------------------

* Over the 1-, 5-, and life- of-fund periods ended 4/30/03, there were 58, 48, and 40 funds, respectively, in this Lipper category. Index and Lipper results should be compared to fund performance at net asset value.

-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)
-------------------------------------------------------------------------------
                     NAV  Market price
-------------------------------------------------------------------------------
1 year              7.99%         4.48%
-------------------------------------------------------------------------------
5 years            28.00         20.80
-------------------------------------------------------------------------------
Annual average      5.06          3.85
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)    81.31         60.82
-------------------------------------------------------------------------------
Annual average      6.23          4.95
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/03
-------------------------------------------------------------------------------
Putnam Municipal Opportunities Trust
-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                     12
-------------------------------------------------------------------------------
Income 1                                              $0.9143
-------------------------------------------------------------------------------
Capital gains 1                                            --
-------------------------------------------------------------------------------
Total                                                 $0.9143
-------------------------------------------------------------------------------
                                    Series A         Series B         Series C
Preferred shares                 (800 shares)   (1,620 shares)   (1,620 shares)
-------------------------------------------------------------------------------
Income 1                             $649.22          $320.05          $328.31
-------------------------------------------------------------------------------
Capital gains 1                           --               --               --
-------------------------------------------------------------------------------
Total                                $649.22          $320.05           328.31
-------------------------------------------------------------------------------
Share value:                                              NAV     Market price
-------------------------------------------------------------------------------
4/30/02                                                $13.00           $12.50
-------------------------------------------------------------------------------
4/30/03                                                 12.98            12.48
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                                  7.35%            7.64%
-------------------------------------------------------------------------------
Taxable equivalent 3                                    11.97            12.44
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.60% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.



Comparative indexes

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends within a category and are based on results at net asset value.



Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.




A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the "fund") at April 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 9, 2003



The fund's portfolio

April 30, 2003

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)        Value

Alabama (3.3%)
-------------------------------------------------------------------------------
    $1,500,000 Butler, Indl. Dev. Board Rev. Bonds
               (Solid Waste Disp. James River
               Corp.), 8s, 9/1/28                    BB+            $1,395,000
               Jefferson Cnty., Swr. Rev. Bonds
     7,000,000 Ser. D, FGIC, 5 3/4s, 2/1/27          Aaa             7,980,000
     1,500,000 (Cap. Impt.), Ser. A, FGIC, 5s,
               2/1/41                                Aaa             1,516,875
                                                                  ------------
                                                                    10,891,875

Alaska (1.6%)
-------------------------------------------------------------------------------
     5,000,000 Valdez Marine Term Rev. Bonds (BP
               Pipeline, Inc.), Ser. B, 5 1/2s,
               10/1/28                               Aa1             5,093,750

Arizona (3.6%)
-------------------------------------------------------------------------------
       750,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB               773,438
       950,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P              980,875
       490,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Sierra Vista Cmnty.
               Hosp.), Ser. A, 6 3/4s, 12/1/26       BB+/P             494,288
               Mesa, Util. Syst. Rev. Bonds, FGIC
     4,000,000 5 1/4s, 7/1/16                        Aaa             4,595,000
     1,530,000 5 1/4s, 7/1/15                        Aaa             1,751,850
     2,860,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds  (Westminster Village),
               7 7/8s, 6/1/09                        BB-/P           2,992,275
                                                                  ------------
                                                                    11,587,726
Arkansas (0.5%)
-------------------------------------------------------------------------------
       600,000 AR Hosp. Equip. Fin. Auth. VRDN
               (Baptist Hlth.), MBIA, 1.4s, 11/1/10  VMIG1             600,000
     1,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P            1,101,250
                                                                  ------------
                                                                     1,701,250
California (11.2%)
-------------------------------------------------------------------------------
               CA State Dept. of Wtr. Res.
               Rev. Bonds, Ser. A
     2,000,000 6s, 5/1/15                            A3              2,272,500
     2,000,000 AMBAC, 5 1/2s, 5/1/16                 Aaa             2,262,500
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB             1,682,188
     4,000,000 Chula Vista COP, MBIA, 5s, 8/1/32     Aaa             4,140,000
     1,475,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    B/P             1,340,406
     3,000,000 Metropolitan Wtr. Dist. IFB
               (Southern CA Waterworks), 10.05s,
               8/10/18                               Aa2             4,158,750
     5,000,000 San Bernardino Cnty., COP (Med. Ctr.
               Fin.), Ser. A, MBIA, 6 1/2s, 8/1/17   Aaa             6,343,750
               San Diego Cnty., IF COP, AMBAC
     3,000,000 9.72s, 9/1/12                         Aaa             4,008,750
     3,000,000 9.47s, 9/1/07                         Aaa             3,866,250
     2,500,000 San Jose, Redev. Agcy. Tax Alloc.
               Bonds  (Merged Area Redev. Project),
               MBIA, 5s, 8/1/32                      Aaa             2,568,750
     3,000,000 Southern CA Pub. Pwr. Auth. IFB,
               FGIC, 9.27s, 7/1/17                   AAA             3,158,430
       830,000 Sunnyvale, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds,  7.65s, 8/1/21        BB+/P             810,288
                                                                  ------------
                                                                    36,612,562
Colorado (4.0%)
-------------------------------------------------------------------------------
     7,700,000 CO Pub. Hwy. Auth. Rev. Bonds, MBIA,
               zero %, 9/1/33                        Aaa             1,511,125
       683,099 CO State Edl. Fac. Auth. Rev. Bonds
               (Ocean Journey, Inc.), 8 3/8s,
               12/1/26 (In default) (NON)            D/P                27,324
    10,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. A,  MBIA, 5.7s,
               11/15/25                              Aaa            10,775,000
       600,000 Northwest Parkway Pub. Hwy. Auth.
               Rev. Bonds,  Ser. D, 7 1/8s, 6/15/41  Ba1               619,500
                                                                  ------------
                                                                    12,932,949
Delaware (1.4%)
-------------------------------------------------------------------------------
     4,000,000 Delaware Valley, Regl. Fin. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5 1/2s,
               8/1/28                                Aaa             4,545,000

District of Columbia (4.5%)
-------------------------------------------------------------------------------
    12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26     Baa1           14,582,063

Florida (0.4%)
-------------------------------------------------------------------------------
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-              907,500
       600,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                534,750
                                                                  ------------
                                                                     1,442,250
Georgia (1.4%)
-------------------------------------------------------------------------------
     1,500,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put (GA Power Co.),
               4.45s, 1/1/32                         A2              1,582,500
     1,400,000 Effingham Cnty., Indl. Dev. Auth.
               Rev. Bonds (Pacific Corp.), 6 1/2s,
               6/1/31                                BBB-            1,081,500
     2,000,000 GA Loc. Govt. COP (Grantor Trust),
               Ser. A, MBIA,  4 3/4s, 6/1/28         Aaa             2,020,000
                                                                  ------------
                                                                     4,684,000
Hawaii (0.6%)
-------------------------------------------------------------------------------
     1,950,000 HI State Hsg. Fin. & Dev. Corp.
               Rev. Bonds, Ser. A, FNMA Coll.,
               5 3/4s, 7/1/30                        AAA             2,015,813

Illinois (6.2%)
-------------------------------------------------------------------------------
     3,500,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (United Airlines,
               Inc.), Ser. C, 6.3s, 5/1/16 (In
               default) (NON)                        D/P               350,000
     5,000,000 Chicago, Pub. Bldg. Comm. Rev. Bonds
               (School Reform Project), FGIC,
               5 1/4s, 12/1/15                       Aaa             5,706,250
    10,000,000 IL Hsg. Dev. Auth. Multi-Fam. Hsg.
               Rev. Bonds, Ser. 91-A, 8 1/4s,
               7/1/16                                A1             10,007,400
     3,000,000 Metropolitan Pier & Exposition Auth.
               Rev. Bonds (McCormick Place
               Convention), 7s, 7/1/26               AAA             4,050,000
                                                                  ------------
                                                                    20,113,650
Indiana (1.9%)
-------------------------------------------------------------------------------
     4,150,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1            4,108,500
     2,000,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (Federal Express
               Corp.), 7.1s, 1/15/17                 Baa2            2,122,500
                                                                  ------------
                                                                     6,231,000
Kentucky (0.7%)
-------------------------------------------------------------------------------
               Kenton Cnty., Arpt. Board Rev. Bonds
               (Special Fac. - Delta Airlines,
               Inc.)
     1,750,000 Ser. A, 7 1/2s, 2/1/20                BB-             1,295,000
     1,300,000 Ser. B, 7 1/4s, 2/1/22                BB-               936,000
                                                                  ------------
                                                                     2,231,000
Louisiana (2.3%)
-------------------------------------------------------------------------------
     2,000,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P            1,982,500
     5,500,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-             5,624,575
                                                                  ------------
                                                                     7,607,075
Maine (0.9%)
-------------------------------------------------------------------------------
     3,000,000 Rumford Solid Waste Disp. Rev. Bonds
               (Boise Cascade Corp.), 6 7/8s,
               10/1/26                               Baa3            3,003,750

Maryland (1.5%)
-------------------------------------------------------------------------------
     4,770,000 MD Cmnty. Dev. Admin. Multi-Fam.
               Hsg. Rev. Bonds, Ser. E, GNMA Coll.,
               FHA Insd., 6.85s, 5/15/25             Aa3             4,944,010

Massachusetts (6.8%)
-------------------------------------------------------------------------------
     1,300,000 Atlas Boston Tax Exempt Rev. Bonds,
               Ser. 1, 6.65s, 1/1/35 (In default)
               (NON)                                 D/P               858,000
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,620,000 (Rehab. Hosp. Cape & Islands),
               Ser. A, 7 7/8s,  8/15/24              AAA/P           2,868,900
     1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2            1,950,000
     1,300,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+            1,339,000
     1,800,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-              1,869,750
               MA State Hsg. Fin. Agcy. Rev. Bonds
     3,855,000 (Res. Dev.), Ser. C, FNMA Coll.,
               6.9s, 11/15/21                        Aaa             3,899,757
     8,120,000 Ser. 53, MBIA, 6.15s, 12/1/29         Aaa             8,465,100
     1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds
               (1st. Mtge. Brookhaven), Ser. A,
               7s, 1/1/15                            BBB/P           1,033,750
                                                                  ------------
                                                                    22,284,257
Michigan (2.8%)
-------------------------------------------------------------------------------
     4,500,000 Detroit, G.O. Bonds, Ser. A, FGIC,
               5s, 7/1/30                            Aaa             4,590,000
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2              1,022,500
     1,650,000 MI State Strategic Fund Ltd.
               Rev. Bonds  (Worthington Armstrong
               Venture), 5 3/4s, 10/1/22             AAA/P           1,878,938
     1,500,000 Northern Michigan U. VRDN, FGIC,
               1.4s, 6/1/31                          VMIG1           1,500,000
                                                                  ------------
                                                                     8,991,438
Minnesota (0.9%)
-------------------------------------------------------------------------------
     1,860,000 Minneapolis & St. Paul Metropolitan
               Arpt. Comm.  Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.),  Ser. A,
               7s, 4/1/25                            B-/P            1,227,600
     1,500,000 Southern MN Muni. Pwr. Agcy. Syst.
               Rev. Bonds,  Ser. A, AMBAC, 5 1/4s,
               1/1/16                                Aaa             1,706,250
                                                                  ------------
                                                                     2,933,850
Mississippi (1.2%)
-------------------------------------------------------------------------------
     1,350,000 Clairborne Cnty., Poll. Control
               Rev. Bonds (Syst. Energy Resources,
               Inc.), 7.3s, 5/1/25                   BBB-            1,364,756
     1,580,000 Mississippi Bus. Fin. Corp.
               Rev. Bonds  (Syst. Energy Resources,
               Inc.), 5 7/8s, 4/1/22                 BBB-            1,556,300
     1,000,000 Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds  (Syst. Energy
               Resources, Inc.), 5.9s, 5/1/22        BBB-              987,500
                                                                  ------------
                                                                     3,908,556
Missouri (1.4%)
-------------------------------------------------------------------------------
     1,750,000 Cape Girardeau Cnty. Indl. Dev.
               Auth. Hlth. Care Rev. Bonds (St.
               Francis Med. Ctr.), Ser. A, 5 1/2s,
               6/1/16                                A               1,846,250
     2,500,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds  (Washington U.), Ser. A,
               5s, 2/15/33                           Aa1             2,559,368
                                                                  ------------
                                                                     4,405,618
Montana (0.6%)
-------------------------------------------------------------------------------
     2,000,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds (Still Water Mining
               Project), 8s, 7/1/20                  Ba2             1,975,000

Nevada (2.1%)
-------------------------------------------------------------------------------
     3,505,000 Clark Cnty., G.O. Bonds (Pk. & Regl.
               Justice Ctr.), FGIC, 5 5/8s, 11/1/19  Aaa             3,881,788
     3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. A,
               6 1/2s, 12/1/33                       Baa2            3,041,250
                                                                  ------------
                                                                     6,923,038
New Hampshire (1.2%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     2,600,000 (Riverwoods at Exeter), Ser. A,
               6 1/2s, 3/1/23                        Aa2             2,564,250
     1,250,000 (NH College), 6 3/8s, 1/1/27          BBB-            1,292,188
                                                                  ------------
                                                                     3,856,438
New Jersey (4.4%)
-------------------------------------------------------------------------------
     1,890,000 NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds (Raritan Bay Med. Ctr.),
               7 1/4s, 7/1/14                        BB/P            1,963,238
       500,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst.  of Tech.), Ser. C,
               5 1/8s, 7/1/22                        A-                508,750
    10,000,000 Salem Cnty., Indl. Poll Ctrl. Fin.
               Auth. Rev. Bonds,  8.841s, 10/1/29
               (acquired 10/28/94, cost $9,750,000)
               (RES)                                 Aaa            11,750,000
                                                                  ------------
                                                                    14,221,988
New York (3.2%)
-------------------------------------------------------------------------------
     1,000,000 Buffalo, G.O. Bonds, Ser. D, FGIC,
               5 1/2s, 12/15/13                      Aaa             1,135,000
     3,000,000 NY City, G.O. Bonds, Ser. C, 5 1/4s,
               8/1/11                                A2              3,225,000
     1,000,000 NY City, Transitional Fin. Auth.
               Rev. Bonds (Future Tax),  AMBAC,
               5 1/4s, 8/1/15                        Aaa             1,110,000
     2,000,000 NY State Dormitory Auth. Rev. Bonds
               (State Personal Income Tax),
               Ser. A, 5 1/2s, 3/15/13               AA              2,275,000
     2,500,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds, Ser. A,  5s, 1/1/32       Aa3             2,550,000
                                                                  ------------
                                                                    10,295,000
North Carolina (0.7%)
-------------------------------------------------------------------------------
     2,000,000 NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. B, MBIA, 6s, 1/1/22  Aaa             2,417,500

Ohio (1.4%)
-------------------------------------------------------------------------------
     1,270,000 Erie Cnty., Ohio Hosp. Fac.
               Rev. Bonds (Firelands Regl. Med.
               Ctr.), 5 5/8s, 8/15/32                A2              1,301,750
     1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                Baa1            1,068,750
     2,165,000 Rickenbacker Port Auth. Rev. Bonds
               (OASBO  Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2              2,311,138
                                                                  ------------
                                                                     4,681,638
Oklahoma (0.7%)
-------------------------------------------------------------------------------
               OK Dev. Fin. Auth. Rev. Bonds
     1,500,000 (Continuing Care Retirement),
               Ser. A, 8s, 2/1/32                    B/P             1,464,375
     1,000,000 (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1                732,500
                                                                  ------------
                                                                     2,196,875
Pennsylvania (5.6%)
-------------------------------------------------------------------------------
     5,000,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Pittsburgh Mercy Hlth.
               Syst. ), AMBAC, 5 5/8s,  8/15/26      Aaa             5,406,250
       965,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-            1,002,394
     1,000,000 Delaware Cnty., Hosp. Auth. G.O.
               Bonds  (Crozer-Chester Med. Ctr.),
               6 1/4s, 12/15/31                      Baa2              991,250
     3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr.
               Treatment Rev.  Bonds (Sun Co.,
               Inc.), Ser. A, 7.6s, 12/1/24          Baa2            3,187,500
               PA State Econ. Dev. Fin. Auth. Res.
               Recvy. Rev. Bonds
     3,000,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P          3,146,250
     1,000,000 Ser. D, 7.15s, 12/1/18                BBB-            1,038,750
     1,750,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds  (UPMC Hlth. Syst.),
               Ser. A, 6s, 1/15/31                   A               1,820,000
     2,217,883 Philadelphia, Indl. Dev. Auth.
               Special Fac. Rev.  Bonds (U.S.
               Airways, Inc.), 8 1/8s, 5/1/30 (In
               default) (NON)                        D/P                66,536
     1,450,000 Sayre Healthcare Fac. Auth.
               Rev. Bonds  (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-              1,491,688
                                                                  ------------
                                                                    18,150,618
South Carolina (2.3%)
-------------------------------------------------------------------------------
     3,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   A3              2,550,000
     4,500,000 Spartanburg Cnty., Solid Waste Disp.
               Rev. Bonds  (BMW Project), 7.55s,
               11/1/24                               A1              4,876,875
                                                                  ------------
                                                                     7,426,875
Tennessee (1.4%)
-------------------------------------------------------------------------------
     4,000,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (Mtn. States
               Hlth.), Ser. A, 7 1/2s, 7/1/33        Baa2            4,465,000

Texas (12.1%)
-------------------------------------------------------------------------------
     2,600,000 Alliance, Arpt. Auth. Rev. Bonds
               (American Airlines, Inc.), 7 1/2s,
               12/1/29                               Caa2              858,000
               Bexar Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds
     4,800,000 (St. Luke's Lutheran Hospital),
               7.9s, 5/1/18                          AAA/P           4,800,000
     1,760,000 (St. Luke's Lutheran Hosp.), 7.9s,
               5/1/11                                AAA/P           1,760,000
    12,000,000 (St. Luke's Hlth. Syst.), FSA, 6.1s,
               11/15/23                              Aaa            13,305,000
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Hlth. Care System -
               McKenna Memorial Project),  Ser. A,
               6 1/4s, 2/1/32                        Baa2            1,007,500
     2,000,000 Hays, Cons. Indpt. School Dist. G.O.
               Bonds, PSFG, 5 1/2s, 8/15/10          Aaa             2,295,000
     3,000,000 Houston, Wtr. & Swr. Rev. Bonds (Jr.
               Lien), FSA, 5s,  12/1/30              Aaa             3,056,250
     3,000,000 Lower Neches Valley Indl. Dev. Swr.
               Auth. Rev. Bonds (Mobil Oil
               Refining Corp.), 6.4s, 3/1/30         Aaa             3,153,750
     2,000,000 San Antonio Wtr. Rev. Bonds, Ser. A,
               FSA, 5s, 5/15/32                      Aaa             2,035,000
     5,000,000 Titus Cnty. Fresh Wtr. Supply Dist.
               No. 1 Poll. Rev. Bonds.
               (Southwestern Elec.Pwr. Co.),
               Ser. A, 8.2s,  8/1/11                 Baa1            5,095,550
     2,000,000 Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.),  6s, 7/1/29    Baa2            2,025,000
                                                                  ------------
                                                                    39,391,050
Utah (0.3%)
-------------------------------------------------------------------------------
     1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp.
               Inc.), AMBAC, 12.05s, 5/15/20
               (acquired 6/6/97, cost $1,168,906)
               (RES)                                 Aaa             1,002,500

Virginia (0.4%)
-------------------------------------------------------------------------------
       500,000 Fredericksburg Indl. Dev. Auth.
               Rev. Bonds (Medicorp Hlth. Syst.),
               Ser. B, 5 1/8s, 6/15/33               A3                500,625
     1,500,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A,  5 1/2s, 8/15/28  BB                997,500
                                                                  ------------
                                                                     1,498,125
Washington (2.6%)
-------------------------------------------------------------------------------
     4,000,000 Chelan Cnty. Dev. Corp. Rev. Bonds
               (Poll. Control-Alcoa), 5.85s,
               12/1/31                               A2              4,165,000
     2,250,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1             2,534,063
     2,850,000 Port of Seattle, Special Fac.
               Rev. Bonds  (Northwest Airlines,
               Inc.), 7 1/4s, 4/1/30                 B-/P            1,852,500
                                                                  ------------
                                                                     8,551,563
West Virginia (0.5%)
-------------------------------------------------------------------------------
     2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      Ba3             1,545,000

Wisconsin (1.4%)
-------------------------------------------------------------------------------
     2,500,000 Badger Tobacco Settlement Asset
               Securitization Corp. Rev. Bonds,
               6 3/8s, 6/1/32                        A3              2,106,250
     2,400,000 WI Stare Hlth. & Edl. Fac. Auth.
               Rev. Bonds  (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2              2,460,000
                                                                  ------------
                                                                     4,566,250
-------------------------------------------------------------------------------
               Total Investments
               (cost $323,049,213)                                $325,907,900
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2003 was $12,752,500 or 3.9% of portfolio market value.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN's and mandatory puts are the current interest rates at April 30, 2003.

      The fund had the following industry group concentrations greater than 10% at April 30, 2003
      (as a percentage of portfolio market value):

        Health care             18.5%
        Utilities               15.9

      The fund had the following insurance concentrations greater than 10% at April 30, 2003
      (as a percentage of portfolio market value):

        MBIA                    11.9%
        FGIC                    11.0

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
April 30, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
$323,049,213) (Note 1)                                           $325,907,900
-----------------------------------------------------------------------------
Cash                                                                  100,012
-----------------------------------------------------------------------------
Interest and other receivables                                      6,577,400
-----------------------------------------------------------------------------
Receivable for securities sold                                         90,000
-----------------------------------------------------------------------------
Total assets                                                      332,675,312

Liabilities
-----------------------------------------------------------------------------
Distributions payable to common shareholders                        1,284,402
-----------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 39,586
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          519,235
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             25,165
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          25,437
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                              773
-----------------------------------------------------------------------------
Other accrued expenses                                                 83,822
-----------------------------------------------------------------------------
Total liabilities                                                   1,978,420
-----------------------------------------------------------------------------
Series A remarketed preferred shares: (800 shares
authorized and issued at $50,000 per share) (Note 4)               40,000,000
-----------------------------------------------------------------------------
Series B and C remarketed preferred shares: (3,240 shares
authorized and issued at $25,000 per share) (Note 4)               81,000,000
-----------------------------------------------------------------------------
Net assets                                                       $209,696,892

Represented by
-----------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                        $223,156,275
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,756,377
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (18,074,447)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                          2,858,687
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $209,696,892


Computation of net asset value
-----------------------------------------------------------------------------
Net asset value per common share ($209,696,892 divided by
16,157,092 shares)                                                     $12.98
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended April 30, 2003

Interest income:                                                  $20,589,190
-----------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,265,481
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        220,824
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      13,841
-----------------------------------------------------------------------------
Administrative services (Note 2)                                        8,651
-----------------------------------------------------------------------------
Preferred share remarketing agent fees                                325,458
-----------------------------------------------------------------------------
Other                                                                 129,993
-----------------------------------------------------------------------------
Total expenses                                                      2,964,248
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                            (17,694)
-----------------------------------------------------------------------------
Net expenses                                                        2,946,554
-----------------------------------------------------------------------------
Net investment income                                              17,642,636
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (3,665,014)
-----------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       202,616
-----------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          1,777,603
-----------------------------------------------------------------------------
Net loss on investments                                            (1,684,795)
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations              $15,957,841
-----------------------------------------------------------------------------

Distributions to Series A, B, and C remarketed preferred shareholders:
(Note 1)
-----------------------------------------------------------------------------
From tax exempt income                                             (1,569,492)
-----------------------------------------------------------------------------
From ordinary income                                                     (231)
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                 $14,388,118
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                        Year ended April 30
Decrease in net assets                                 2003              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment income                           $17,642,636       $18,763,305
-----------------------------------------------------------------------------
Net realized loss on investments                 (3,462,398)       (3,546,841)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments        1,777,603         1,900,395
-----------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       15,957,841        17,116,859


Distributions to Series A, B, and C remarketed preferred shareholders:
(Note 1)
-----------------------------------------------------------------------------
From tax exempt income                           (1,569,492)       (2,494,618)
-----------------------------------------------------------------------------
From ordinary income                                   (231)               --
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                14,388,118        14,622,241
-----------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-----------------------------------------------------------------------------
From tax exempt income                          (14,767,169)      (14,638,326)
-----------------------------------------------------------------------------
From ordinary income                                 (4,847)               --
-----------------------------------------------------------------------------
Total decrease in net assets                       (383,898)          (16,085)

Net assets
-----------------------------------------------------------------------------
Beginning of year                               210,080,790       210,096,875
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $1,756,377 and
$483,856, respectively)                        $209,696,892      $210,080,790
-----------------------------------------------------------------------------

Number of fund shares
-----------------------------------------------------------------------------
Common shares outstanding at beginning and
end of year                                      16,157,092        16,157,092
-----------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                             4,040             4,040
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Per-share                                        Year ended April 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                 $13.00          $13.00          $12.51
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                1.09            1.16            1.15
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.10)           (.10)            .56
-------------------------------------------------------------------------------
Total from investment
operations                                .99            1.06            1.71
-------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------
From net investment income               (.10)           (.15)           (.31)
-------------------------------------------------------------------------------
Total from investment
operations applicable to
common shareholders                       .89             .91            1.40
-------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------
From net investment income               (.91)           (.91)           (.91)
-------------------------------------------------------------------------------
Total distributions:                     (.91)           (.91)           (.91)
-------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                        $12.98          $13.00          $13.00
-------------------------------------------------------------------------------
Market price, end of period
(common shares)                       $12.480         $12.500         $13.590
-------------------------------------------------------------------------------
Total return at market price
(%) (common shares) (b)                  7.35           (1.57)          25.32
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)       $209,697        $210,081        $210,097
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)(d)                     1.41            1.43            1.44
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             7.65            7.63            6.50
-------------------------------------------------------------------------------
Portfolio turnover (%)                  12.30           20.84           14.59
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

Per-share                                 Year ended April 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                 $14.11          $14.05
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                1.18            1.19
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.59)            .03
-------------------------------------------------------------------------------
Total from investment
operations                               (.41)           1.22
-------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------
From net investment income               (.28)           (.25)
-------------------------------------------------------------------------------
Total from investment
operations applicable to
common shareholders                      (.69)            .97
-------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------
From net investment income               (.91)           (.91)
-------------------------------------------------------------------------------
Total distributions:                     (.91)           (.91)
-------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                        $12.51          $14.11
-------------------------------------------------------------------------------
Market price, end of period
(common shares)                       $11.625         $14.750
-------------------------------------------------------------------------------
Total return at market price
(%) (common shares) (b)                (15.25)          13.57
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)       $202,063        $228,031
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)(d)                     1.46            1.42
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             6.93            6.58
-------------------------------------------------------------------------------
Portfolio turnover (%)                  13.84           10.18
-------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

The accompanying notes are an integral part of these financial statements.



Notes to financial statements

April 30, 2003

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax and consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of approximately $14,831,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

 Loss Carryover   Expiration
--------------------------------
     $4,581,000   April 30, 2004
        126,000   April 30, 2007
      2,789,000   April 30, 2008
      1,503,000   April 30, 2009
      2,244,000   April 30, 2010
      3,588,000   April 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 $2,849,439 of losses recognized during the period November 1, 2002 to April 30, 2003.

F) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and Series C. The applicable dividend rate for the remarketed preferred shares on April 30, 2003 was Series A 1.00%, Series B 1.25%, and Series C 1.25%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, post October loss deferrals, the expiration of capital loss carryover, dividends payable, realized gains and losses on certain futures contracts, market discount, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2003, the fund reclassified $28,376 to decrease undistributed net investment income and $2,044,912 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $2,073,288.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $19,602,524
Unrealized depreciation               (16,743,731)
                                     ------------
Net unrealized appreciation             2,858,793
Undistributed tax exempt income         3,061,967
Undistributed ordinary income                 389
Capital loss carryforward             (14,831,099)
Post October loss                      (2,849,439)
Cost for federal income
tax purposes                         $323,049,107

G) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. On January 1, 2003, fees payable to Putnam Management under the fund's management contracts were changed to 0.65% of the fund's weekly average net assets.

Prior to January 1, 2003, these fees were equal to the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.5 0% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2003, the fund's expenses were reduced by $17,694 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $42,715,913 and $39,438,068, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2003, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 99.97% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



About the Trustees

Jameson A. Baxter (9/6/43),
Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40),
Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000
Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43),
Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47),
Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41),
Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45),
Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42),
Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33),
Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42),
Trustee since 1992 and Vice President since
1981 President and Chief Executive Officer of
Putnam Investments and Putnam Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51),
Trustee since 1984 and President since 2000
President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34),
Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.

Officers

In addition to George Putnam, III and Lawrence J. Lasser, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive
Officer Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer
and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Brett C. Browchuk (2/27/63)
Vice President
Since 1994

Managing Director, Putnam Investments and Putnam Management

Charles E. Haldeman Jr. (10/29/48)
Vice President
Since 2002

Senior Managing Director, Putnam Investments and Putnam Management. Prior to October 2002, Chief Executive Officer, Lincoln National Investment Companies; prior to January 2000, President and Chief Operating Officer, United Asset Management.

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Richard A. Monaghan (8/25/54)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam Retail Management. Prior to November 1998, Managing Director, Merrill Lynch

Stephen M. Oristaglio (8/21/55)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam Management. Prior to July 1998, Managing Director, Swiss Bank Corp.

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

Jerome J. Jacobs (8/20/58)
Vice President
Since 1996

Managing Director of Putnam Management

The address of each Officer is One Post Office Square, Boston, MA 02109.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray

Independent Accountants
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

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88650  582  6/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003